SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            Form 8-K/A


                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934


 Date of Report (Date of earliest event reported):  June 7, 1995


                     DEVON ENERGY CORPORATION
      (Exact Name of Registrant as Specified in its Charter)



     OKLAHOMA            1-10067             73-1474008
(State or Other Jurisdiction of    (Commission File Number)
(I.R.S. Employer
Incorporation or Organization)
Identification Number)



20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK     73102
     (Address of Principal Executive Offices)
(Zip Code)



 Registrant's telephone number, including area code:  (405) 235-
                               3611










                        Page 1 of 3 pages
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ITEM 5. OTHER EVENTS

     On June 7, 1995, the shareholders of Devon Energy Corporation, a Delaware corporation ("Devon Delaware"), approved a Plan and Agreement of Merger and Reorganization (the "Reincorporation") having the effect of changing Devon Delaware's state of incorporation from Delaware to Oklahoma. The Reincorporation was accomplished by merging Devon Delaware into its newly-formed Oklahoma subsidiary, Devon Oklahoma Corporation ("Devon Oklahoma"). Devon Oklahoma was then renamed Devon Energy Corporation (the "Company") and continued conducting business as the successor to Devon Delaware.

     The Board of Directors believes that the best interests of the Company's shareholders were served by changing the state of incorporation to Oklahoma. The major factor in determining to reincorporate in Oklahoma was the elimination of $150,000 in Delaware franchise tax. Devon Delaware already paid franchise taxes in Oklahoma because of the business it conducted in the state. No additional franchise or other taxes are due to the State of Oklahoma as a result of the Reincorporation. Since the Oklahoma corporation laws are similar to Delaware's, the Reincorporation did not represent a material change to the laws governing the Company's shareholders.

     The Reincorporation did not result in any change in the number of shares issued or outstanding, in the trading of the shares on the American Stock Exchange or in the Company's Board of Directors. In addition, the Company's bylaws, preferred stock designations and stock option plans are the same as its predecessor's.

     The Company's certificate of incorporation and share rights plan have changed somewhat. The certificate of incorporation was changed to correct provisions which were in conflict with portions of the Oklahoma law (which are the same as the Delaware law) changed after the Company was originally incorporated. The changes to the share rights plan were made primarily to modernize the structure and to avoid unintended results arising from unclear language or from circumstances not foreseen when the plan was adopted. Also, the plan was simplified and the term of the plan was extended from the original expiration date of June 29, 1998 to April 16, 2005, ten years from the date of the formation of the new corporation.

     A detailed discussion of the Reincorporation was included in the proxy statement covering the June 7, 1995 annual meeting of shareholders.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired:
          Not applicable.

     (b)  Pro forma financial information:
          Not applicable.

     (c)  Exhibits:

                                2
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Exhibit
Number         Description

2.1 Agreement and Plan of Merger and Reorganization by and among Registrant and Devon Energy Corporation dated as of April 13, 1995 (incorporated herein by reference to Exhibit A to Devon Energy Corporation's definitive Proxy Statement for its 1995 Annual Meeting of Shareholders).

4.1 Certificate of Incorporation of Registrant as filed with the Secretary of State of Oklahoma on April 13, 1995 (incorporated herein by reference to Exhibit B to Devon Energy Corporation's definitive Proxy Statement for its 1995 Annual Meeting of Shareholders).

4.2            Bylaws of Registrant, dated as of April 13, 1995
               (incorporated herein by reference to 3.2 to Registrant's Form 8-B filed on June 7, 1995).

4.3 Certificate of Designations of Series A Junior Participating Preferred Stock of the Registrant (incorporated herein by reference to 3.3 to Registrant's Form 8-B filed on June 7, 1995).

4.4 Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to Registrant's
               Form 8-B filed on June 7, 1995).

4.5            Rights Agreement between Registrant and The First
               National Bank of Boston (incorporated herein by reference to Exhibit 4.2 to Registrant's Form 8-B filed on June 7, 1995).


                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEVON ENERGY CORPORATION



Date:  June 23, 1995                 /s/   Danny J. Heatly

                                   Danny J. Heatly
                                   Controller









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